Exhibit 10.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (the “Agreement”) is made effective as of February 23, 2005 (the “Effective Date”), between CURATIVE HEALTH SERVICES, INC., a Minnesota corporation (the “Company”), and NANCY F. LANIS (“Executive”), an individual resident of the State of New York.

WHEREAS, the Executive has served as Executive Vice President, General Counsel and Corporate Secretary of the Company;

WHEREAS, no Change In Control has occurred, the Company has decided to consolidate its headquarters and corporate functions in Nashua, New Hampshire and has advised Executive that it requires her to move to Nashua, New Hampshire if she is to continue employment with the Company, and Executive has elected not to relocate to New Hampshire such that her last day of employment with the Company will be May 31, 2005 (“Date of Termination”), and the Company and Executive desire to assure a smooth transition of Executive’s functions;

WHEREAS, the parties entered into an Employment Agreement dated June 25, 2001 (the “Employment Agreement”), which was amended in part by the Amendment to the Employment Agreement dated July 24, 2002 (“Assignment I”), the Acknowledgment of Assignment Agreement dated June 3, 2003 and the Amendment to and Second Acknowledgment of Assignment of Employment Agreement dated August 19, 2003 (“Assignment II”);

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

1.                                       Separation from Employment.  Executive’s last day of employment shall be May 31, 2005 and Executive will be entitled to continue to receive her current base salary through the Date of Termination.  On the Date of Termination, the Company shall pay Executive an amount equal to her accrued but unused vacation as of May 31, 2005 and as of December 31, 2004 (which is equal to 8 days of pay) at Executive’s current base salary. Except as set forth in this Agreement, all privileges and benefits of employment shall end as of the Date of Termination. On the Date of Termination, Executive shall resign from any officer positions which she currently holds.  The Company’s obligations set forth in Sections 3.3 and 3.4 of Executive’s Employment Agreement shall continue in full force and effect through May 31, 2005, and the Company shall make such payments to Executive in connection with such provisions with the same promptness and regularity as has been the Company’s practice.  In addition, in accordance with Section 3.1(c), Executive shall continue to be entitled to participate in the Company’s Executive Bonus Compensation Program through the Date of Termination.

1.1                                 Retention Bonus.  The Company shall grant to Executive, effective as of the date of this Agreement, an award of 10,000 shares of the Company’s common stock, par value $.01 per share, on the terms and subject to the conditions set forth in the Restricted Stock Award Agreement (attached as Exhibit A) between the Company and Executive.

1.2                                 Payment Upon Termination.  Following her execution of this Agreement and a general release in a form acceptable to the Company (attached as Exhibit B) and a second release in a form attached as Exhibit C which will be executed on the Date of Termination, and provided that executive does not revoke and/or rescind either release, Executive shall receive no later than the sixteenth day following the Date of Termination a lump sum payment in the gross amount of $250,076.00, subject to applicable payroll withholding, which represents twelve months of Executive’s current base salary, and, no later than June 30, 2005, a lump sum payment in the gross amount of $74,572.00, subject to applicable payroll withholding, which represents the arithmetic average of payments made to Executive pursuant to the Company’s Executive Bonus Compensation program with respect to the three fiscal years immediately preceding the fiscal year in which the Date of Termination occurs.

1.3                                 Benefits Upon Termination.  For a twelve-month period beginning in June 2005 and continuing through May 2006 (“the Benefit Period”), the Company shall arrange to provide Executive with welfare benefits (including life and health insurance benefits) of substantially similar design and cost to Executive as the welfare benefits and other employee benefits available to Executive prior to the Date of Termination.  In the event that Executive shall obtain full-time employment providing welfare benefits during the Benefit Period, such benefits as otherwise receivable hereunder by Executive shall be discontinued.  Coverage during the Benefit Period shall run concurrently with COBRA continuation coverage and shall be dependent upon Executive’s timely election of COBRA continuation coverage.  After the end of coverage during the Benefit Period, Executive shall be eligible for continued coverage under COBRA at full COBRA rates for the balance of the COBRA continuation coverage period, assuming that no basis for early termination of COBRA coverage occurs during the Benefit Period or during the remaining period of COBRA continuation coverage.  Company shall report the cost of the welfare benefits, if applicable, during the Benefit Period as taxable income to Executive.  Executive will be permitted to retain the laptop computer, docking station, bag, charger, monitor, keyboard and Blackberry and charging cradle.

1.4                                 Stock Options Upon Termination.  To the extent not otherwise required under the Company’s Stock Option Plan or any award agreement with Executive, any unvested stock option awards theretofore awarded to Executive which would otherwise vest and become exercisable during the twelve (12) month period commencing on the Date of Termination shall vest and become exercisable on the Date of Termination.  Except as set forth in this Section 1.4, any unvested options shall expire as of the Date of Termination, and Executive shall have the continuing right to exercise vested options in accordance with the respective Stock Option Plan and award agreements.

2.                                       Executive’s Obligations Following Termination.  Executive acknowledges and confirms that she has continuing obligations following the Date of Termination as set forth below.

2.1                                 Trade Secrets and Confidential Information.  Executive agrees that she shall, during the course of her employment and thereafter, hold inviolate and keep secret all documents, materials, knowledge or other confidential business or technical information of any nature whatsoever disclosed to or developed by her or to which she had access as a result of her employment (hereinafter referred to as “Confidential Information”).  Such Confidential Information shall include technical and business information, including, but not limited, to, inventions, research and development, engineering, products, designs, manufacture, methods, systems, improvements, trade secrets, formulas, processes, marketing, merchandising, selling, licensing, servicing, customer lists, records or financial information, manuals or Company strategy concerning its business, strategy or policies.  Executive agrees that all Confidential Information shall remain the sole and absolute property of the Company.  Executive shall not use, disclose, disseminate, publish, reproduce or otherwise make available such Confidential Information to any person, firm, corporation or other entity.  Upon termination of her employment with the Company, Executive will leave with or deliver to the Company all records and any compositions, articles, devices, equipment and other items which disclose or embody Confidential Information including all copies or items which disclose or embody Confidential Information including all copies or specimens thereof, whether prepared by her or by others.  The foregoing restrictions on disclosure of Confidential Information shall apply so long as the information has not properly come into the public domain through no action of Executive.

2.2                                 Transfer of Inventions.  Executive, for herself and her heirs and representatives, will promptly communicate and disclose to the Company, and upon request will, without additional compensation, execute all papers reasonably necessary to assign to the Company or the Company’s nominees, free of encumbrance or restrictions, all inventions, discoveries, improvements, whether patentable or not, conceived or originated by Executive solely or jointly with others, at the Company’s expense or at the Company’s facilities, or at the Company’s request, or in the course of her employment, or based on knowledge or information obtained during the Term.  All such assignments shall include the patent rights in this and all foreign countries.  Notwithstanding the foregoing, this Section 2.2 shall not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Executive’s own time and (a) that does not relate (1) directly to the business of the Company or (2) to the Company’s actual or demonstrably anticipated research or development, or (b) that does not result from any work performed by Executive for the Company.

2.3                                 Covenant Not to Compete.  Executive agrees to be bound and abide by the following covenant not to compete:

(a)                                  Term and Scope.  During her employment  and for a period of two (2) years beginning on the Date of Termination , Executive will not render to any Conflicting Organization (as hereinafter defined), services, directly or indirectly, anywhere in the world in connection with any Conflicting Product, except that Executive may accept employment with a large Conflicting Organization whose business is diversified (and which has separate and distinct divisions) if Executive first certifies to the Board of Directors in writing that she has provided a copy of Section 5 of this Agreement to such prospective employer, that such prospective employer is a separate and distinct division of the Conflicting Organization and that Executive will not render services directly or indirectly in respect of any Conflicting Product (as hereinafter defined).  Such two-year time period shall be tolled during any period that Executive is engaged in activity in violation of this covenant.

(b)                                 Judicial Action.  Executive and the Company agree that, if the period of time or the scope of the restrictive covenant not to compete contained in this Section 2.3 shall be adjudged unreasonable in any court proceeding, then the period of time and/or scope shall be reduced accordingly, so that this covenant may be enforced in such scope and during such period of time as is judged by the court to be reasonable.  In the event of a breach or violation of this Section 2.3 by Executive, the parties agree than in addition to all other remedies, the Company shall be entitled to equitable relief for specific performance, and Executive hereby agrees and acknowledges that the Company has no adequate remedy at law of the breach of the covenants contained herein.

(c)                                  Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

“Conflicting Product” means any product, method or process, system or service of any person or organization other than the Company, in existence or under development at the time Executive’s employment with the Company terminates, that is the same as or similar to or competes with a product, method or process, system or service of or provided by the Company or any of its affiliates or about which Executive acquires Confidential Information.

“Conflicting Organization” means any person or organization which is engaged in or about to become engaged in, research on or development, production, marketing, licensing, selling or servicing of a Conflicting Product.

2.4                                 Disclosure to Prospective Employers.  Executive will disclose to any prospective employer, prior to accepting employment, the existence of Section 2 of this Agreement.  The obligation imposed by this Section 2 shall terminate two (2) years after termination of Executive’s employment with the Company; provided, however, the running of such two-year period shall be tolled to the extent the covenant not to compete contained in Section 2.3(a) hereof is tolled.

2.5                                 Non-Solicitation.  For one (1) year beginning on the Date of Termination the Executive shall not directly or indirectly solicit or hire, or assist any other person in soliciting or hiring, any employee of the Company (as of the Date of Termination) or any person who, as of the Date of Termination, was in the process of being recruited by the Company or induce any such employee to terminate his or her employment with the Company.  Notwithstanding the foregoing, Executive may solicit for hire any person employed by the Company and based in Hauppauge, New York who does not relocate to Nashua, New Hampshire.

3.                                       General Release.  In consideration for Executive entering into this Agreement, Executive and the Company agree to execute a mutual general release in the form attached as Exhibit B.  Executive and the Company agree to sign a second mutual general release on the Date of Termination in the form attached as Exhibit C. In the event that Executive does not sign Exhibits B and/or C or signs and rescinds Exhibit B and/or Exhibit C, the Separation Agreement and the Mutual Releases shall be null and void and the Company shall have no obligations under either Mutual Release or the Separation Agreement.

4.                                       Agreement to Cooperate.  Executive agrees that she will reasonably cooperate with the Company, and the Company agrees that it will promptly reimburse Executive (upon receipt of reasonably appropriate documentation) for any reasonable out-of-pocket expenses (e.g., food, lodging, telephone costs and reasonable attorneys fees for counsel acceptable to the Company, to the extent necessary or appropriate) with respect to any claims, charges or lawsuits brought, or threatened to be brought, against the Company and its agents relating to events which transpired during Executive’s employment at the Company and to cases which she managed in her capacity as General Counsel of the Company.  Following the end of her employment, Executive agrees to make herself available upon reasonable notice and at reasonable times to discuss with the Company and its counsel issues related to claims, charges or lawsuits against the Company provided that nothing shall unreasonably interfere with Executive’s seeking or maintaining employment following the Date of Termination.  Executive agrees to appear without subpoena for deposition or testimony at the reasonable request of  the Company.  In the event that Executive is requested by the Company to travel out of town in connection with her agreement to cooperate as provided herein, the Company agrees to reimburse Executive for her out-of-pocket costs.  Executive agrees to provide such assistance to the Company for up to eighty (80) hours after the Date of Termination.  If asked to provide assistance to the Company in excess of eighty (80) hours, Executive shall be compensated at a rate of $125/hour.

5.                                       Miscellaneous

5.1                                 Notices. Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth below, or at such other address as may be designated in a notice delivered or mailed as herein provided.

To Company:	Curative Health Services, Inc. Executive Tower 61 Spit Brook Road Nashua, NH 03060 Attention: Paul F. McConnell President and Chief Executive Officer

Executive:	Nancy F. Lanis 37 Longview Road Port Washington, NY 11050

5.2                                 Headings. The headings of the articles and sections of this Agreement are inserted for convenience only and shall not be deemed a part of or affect the construction or interpretation of any provision hereof.

5.3                                 Modifications; Waiver. No modification of any provision of this Agreement or waiver of any right or remedy herein provided shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

5.4                                 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any and all other agreements, oral or written, including, but not limited to, the Employment Agreement,  Assignment I and Assignment II and/or any other assignments or amendments, heretofore made with respect thereto.

5.5                                 Severability. Any provision of this Agreement prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision hereof. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that this Separation Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

5.6                                 Controlling Law. This Agreement has been entered into by the parties in the State of New York and shall be continued and enforced in accordance with the laws of that State.

5.7                                 Assignments. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder to any entity that controls the Company, that the Company controls or that may be the result of the merger, consolidation, acquisition or reorganization of the Company and another entity. Executive agrees that this Agreement is personal to her and her rights and interest hereunder may not be assigned, nor may her obligations and duties hereunder be delegated (except as to delegation in the normal course of operation of the Company), and any attempted assignment or delegation in violation of this provision shall be void.

5.8                                 Attorney Fees. In the event of litigation between the parties, to enforce their respective rights under this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement of the prevailing party’s reasonable attorney’s fees and costs at all levels of trial and appeal.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CURATIVE HEALTH SERVICES, INC.

By:
Its: Chief Executive Officer and President
Dated:

Nancy F. Lanis
Dated:

Exhibit A

Restricted Stock Award Agreement

Incorporated by reference from Exhibit 10.2

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Exhibit B

MUTUAL GENERAL RELEASE

This Mutual General Release (“General Release”) is made and entered into by Nancy Lanis (“Executive”) and Curative Health Services, Inc. (the “Company”).

WHEREAS, the Company and Executive are parties to a Separation Agreement with an effective date of February 23, 2005 (“Separation Agreement”);

WHEREAS, the Executive has served as Executive Vice President, General Counsel and Corporate Secretary of the Company;

WHEREAS, no Change In Control has occurred, the Company has decided to consolidate its headquarters and corporate functions in Nashua, New Hampshire and has advised Executive that it requires her to move to Nashua, New Hampshire if she is to continue employment with the Company, and Executive has elected not to relocate to New Hampshire such that her last day of employment with the Company will be May 31, 2005 (“Date of Termination”), and the Company and Executive desire to assure a smooth transition of Executive’s functions;

WHEREAS, the parties entered into an Employment Agreement dated June 25, 2001 (the “Employment Agreement”), which was amended in part by the Amendment to the Employment Agreement dated July 24, 2002 (“Assignment I”), the Acknowledgment of Assignment Agreement dated June 3, 2003 and the Amendment to and Second Acknowledgment of Assignment of Employment Agreement dated August 19, 2003 (“Assignment II”);

WHEREAS, under the terms of the Separation Agreement, which Executive agrees are fair and reasonable, Executive and the Company have agreed to enter into this General Release;

NOW, THEREFORE, in consideration of the provisions and the mutual covenants herein contained, the parties agree as follows:

1.                                      Release by Executive.  For the consideration expressed in the Separation Agreement and except as otherwise set forth herein, Executive does hereby fully and completely release, discharge, covenant not to sue and waive any and all claims, complaints, causes of action, demands, suits, and damages, of any kind or character, which she has or may have against the Releasees, as hereinafter defined, arising out of any acts, omissions, conduct, decisions, behavior, or events occurring up through the date of her signature on this General Release.  For purposes of this General Release, the “Releasees” means collectively the Company, its predecessors, successors, assigns, parents, affiliates, subsidiaries, related companies, officers, directors, shareholders, agents, servants, counsel, executives, insurers, and each and all thereof.

Executive understands and accepts that her release of claims includes any and all possible statutory claims, including but not limited to claims based upon:  Title VII of the Federal Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act; the Older Worker Benefit Protection Act; the Americans with Disabilities Act; the Equal Pay Act; the Fair Labor

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Standards Act; the Executive Retirement Income Security Act; the Minnesota Human Rights Act; the Minneapolis Code of Ordinances; the N.Y. Executive Law, or any other federal, state or local statute, ordinance or law.  Executive also understands that she is giving up any and all other claims, agreements, obligations, losses, damages, injuries, demands and causes of action, known or unknown, suspected or unsuspected, including but not limited to those grounded in contract (including but not limited to any claims under the Employment Agreement or any assignment thereto) or tort theories, including but not limited to:  wrongful discharge; breach of contract; tortious interference with contractual relations; promissory estoppel; breach of the implied covenant of good faith and fair dealing; breach of express or implied promise; breach of manuals or other policies; assault; battery; fraud; sexual harassment; false imprisonment; invasion of privacy; intentional or negligent misrepresentation; defamation, including libel, slander, discharge defamation and self-publication defamation; discharge in violation of public policy; whistleblower; intentional or negligent infliction of emotional distress; claims for unpaid compensation (including, but not limited to any claim for severance or bonus relating to 2005 performance); any claims under a Change in Control provision; or any other theory, whether legal or equitable.

Executive further understands that she is releasing, and does hereby release, any claims for damages, by charge or otherwise, whether brought by her or on her behalf by any other party, governmental or otherwise, and agrees not to institute any claims for damages via administrative or legal proceedings against any of the Releasees.  Executive also waives and releases any and all rights to money damages or other legal relief awarded by any governmental agency related to any charge or other claim against any of the Releasees.

This General Release does not apply to any claims arising from the Company’s prospective obligations under the Separation Agreement, under any Stock Option Award Agreements, any Restricted Stock Agreement or any vested obligations under any employee benefit plans or programs in which Executive participates under Section 3.2, if applicable, subject to all terms and conditions of such plans or programs, following the date on which Executive signs this General Release.

Neither this Mutual General Release nor the Separation Agreement shall modify, expand or reduce any obligation of the Company, if such obligation exists, to indemnify Executive from any claims arising out of the performance of her services as an employee, officer or counsel of the Company (including any of its affiliates, subsidiaries and related entities), as provided by applicable law and in accordance with the Company’s by-laws.  Nothing herein is intended to expand, reduce or limit the Company’s obligations to provide the benefit of insurance coverage maintained by the Company (including D&O coverage), if any, for Executive in connection with claims based on actions or omissions of Executive during the period of Executive’s employment with the Company except that to the extent the Company has D&O coverage, the D&O coverage will afford the Executive the same coverage as that afforded other former executive officers as of the Date of Termination (including any tail coverage policies, if applicable).

2.                                      Representation by Executive.  Executive represents and warrants that, to the best of her knowledge, she has not engaged in any activities during her employment which would constitute wrongful conduct including, but not limited to, fraud, misrepresentation,

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violation of any federal, state or local law, or any conduct contrary to company policy.  In executing this General Release, the Company has relied on the representations by Executive in this Section 2 which representations are a material term of this General Release.

3.                                      Release by Company.  Except for those prospective obligations created by or arising out of the Separation Agreement or, as set forth herein, any claims by third-parties, whenever and wherever such claims may arise and regardless of whether such claims were known or unknown, suspected or unsuspected, revealed or hidden, or developed or undeveloped through the date on which the Company signs this General Release, the Company (which for purposes of this Section 3 shall include the Company and its affiliates, subsidiaries, and related entities) releases and discharges, and covenants not to sue, Executive from and with respect to any and all claims, agreements, obligations, losses, damages, injuries, demands and causes of action, known or unknown, suspected or unsuspected, arising out of or in any way connected with Executive’s employment or services as an officer with or counsel to the Company or any other occurrences, actions, omissions or claims whatsoever, known or unknown, suspected or unsuspected, which the Company now owns or holds or has at any time heretofore owned or held as against Executive up through the date on which it signs this General Release.

4.                                      Rescission.  Executive has been informed of her right to rescind this General Release by written notice to the Company within fifteen (15) calendar days after the execution of this General Release.  Executive has been informed and understands that any such rescission must be in writing and delivered to the Company by hand, or sent by mail within the 15-day time period.  If delivered by mail, the rescission must be:  (1) postmarked within the applicable period and (2) sent by certified mail, return receipt requested, to Paul McConnell, Chief Executive, Curative Health Services, Inc., Executive Tower, 61 Spit Brook Road, Nashua, NH 03060.  If Executive rescinds, this Mutual General Release shall be null and void and the Company shall have no obligations under the Separation Agreement.

5.                                      Acceptance Period; Advice of Counsel.  The terms of this General Release will be open for acceptance by Executive for a period of 21 days, during which time Executive may consider whether or not to accept this General Release.  Executive agrees that changes to this General Release, whether material or immaterial, will not restart this acceptance period.  Executive is hereby advised to seek the advice of an attorney regarding this General Release.

6.                                      Binding Agreement.  This General Release shall be binding upon, and inure to the benefit of, Executive and the Company and their respective successors and permitted assigns.

7.                                      Representation.  Executive hereby acknowledges and states that she has read this General Release.  Executive further represents that this General Release is written in language which is understandable to her, that she fully appreciates the meaning of its terms, and that she enters into this General Release freely and voluntarily.

8.                                      Governing Law.  The Executive and the Company agree that New York law shall govern the construction and interpretation of this General Release which has been negotiated by the parties.

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IN WITNESS WHEREOF, the Parties, after due consideration, have authorized, executed, and delivered this General Release.

CURATIVE HEALTH SERVICES, INC.

By:
Its: Chief Executive Officer and President
Dated:

EXECUTIVE

Nancy Lanis
Dated:

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Exhibit C

MUTUAL GENERAL RELEASE

This Mutual General Release (“General Release”) is made and entered into by Nancy Lanis (“Executive”) and Curative Health Services, Inc. (the “Company”).

WHEREAS, the Company and Executive are parties to a Separation Agreement with an effective date of February 23, 2005 (“Separation Agreement”);

WHEREAS, the Executive has served as Executive Vice President, General Counsel and Corporate Secretary of the Company;

WHEREAS, no Change In Control has occurred, the Company has decided to consolidate its headquarters and corporate functions in Nashua, New Hampshire and has advised Executive that it requires her to move to Nashua, New Hampshire if she is to continue employment with the Company, and Executive has elected not to relocate to New Hampshire such that her last day of employment with the Company will be May 31, 2005 (“Date of Termination”), and the Company and Executive desire to assure a smooth transition of Executive’s functions;

WHEREAS, the parties entered into an Employment Agreement dated June 25, 2001 (the “Employment Agreement”), which was amended in part by the Amendment to the Employment Agreement dated July 24, 2002 (“Assignment I”), the Acknowledgment of Assignment Agreement dated June 3, 2003 and the Amendment to and Second Acknowledgment of Assignment of Employment Agreement dated August 19, 2003 (“Assignment II”);

WHEREAS, under the terms of the Separation Agreement, which Executive agrees are fair and reasonable, Executive and the Company have agreed to enter into this General Release;

NOW, THEREFORE, in consideration of the provisions and the mutual covenants herein contained, the parties agree as follows:

1.                                      Release by Executive.  For the consideration expressed in the Separation Agreement and except as otherwise set forth herein, Executive does hereby fully and completely release, discharge, covenant not to sue and waive any and all claims, complaints, causes of action, demands, suits, and damages, of any kind or character, which she has or may have against the Releasees, as hereinafter defined, arising out of any acts, omissions, conduct, decisions, behavior, or events occurring up through the date of her signature on this General Release.  For purposes of this General Release, the “Releasees” means collectively the Company, its predecessors, successors, assigns, parents, affiliates, subsidiaries, related companies, officers, directors, shareholders, agents, servants, counsel, executives, insurers, and each and all thereof.

Executive understands and accepts that her release of claims includes any and all possible statutory claims, including but not limited to claims based upon:  Title VII of the Federal Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act; the Older Worker Benefit Protection Act; the Americans with Disabilities Act; the Equal Pay Act; the Fair Labor

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Standards Act; the Executive Retirement Income Security Act; the Minnesota Human Rights Act; the Minneapolis Code of Ordinances; the N.Y. Executive Law, or any other federal, state or local statute, ordinance or law.  Executive also understands that she is giving up any and all other claims, agreements, obligations, losses, damages, injuries, demands and causes of action, known or unknown, suspected or unsuspected, including but not limited to those grounded in contract (including but not limited to any claims under the Employment Agreement or any assignment thereto) or tort theories, including but not limited to:  wrongful discharge; breach of contract; tortious interference with contractual relations; promissory estoppel; breach of the implied covenant of good faith and fair dealing; breach of express or implied promise; breach of manuals or other policies; assault; battery; fraud; sexual harassment; false imprisonment; invasion of privacy; intentional or negligent misrepresentation; defamation, including libel, slander, discharge defamation and self-publication defamation; discharge in violation of public policy; whistleblower; intentional or negligent infliction of emotional distress; claims for unpaid compensation (including, but not limited to any claim for severance or any and all bonuses); any claims under a Change in Control provision; or any other theory, whether legal or equitable.

Executive further understands that she is releasing, and does hereby release, any claims for damages, by charge or otherwise, whether brought by her or on her behalf by any other party, governmental or otherwise, and agrees not to institute any claims for damages via administrative or legal proceedings against any of the Releasees.  Executive also waives and releases any and all rights to money damages or other legal relief awarded by any governmental agency related to any charge or other claim against any of the Releasees.

This General Release does not apply to any claims arising from the Company’s prospective obligations under the Separation Agreement, under any Stock Option Award Agreements, any Restricted Stock Agreement or any vested obligations under any employee benefit plans or programs in which Executive participates under Section 3.2, if applicable, subject to all terms and conditions of such plans or programs, following the date on which Executive signs this General Release.

Neither this Mutual General Release nor the Separation Agreement shall modify, expand or reduce any obligation of the Company, if such obligation exists, to indemnify Executive from any claims arising out of the performance of her services as an employee, officer or counsel of the Company (including any of its affiliates, subsidiaries and related entities), as provided by applicable law and in accordance with the Company’s by-laws.  Nothing herein is intended to expand, reduce or limit the Company’s obligations to provide the benefit of insurance coverage maintained by the Company (including D&O coverage), if any, for Executive in connection with claims based on actions or omissions of Executive during the period of Executive’s employment with the Company except that to the extent the Company has D&O coverage, the D&O coverage will afford the Executive the same coverage as that afforded other former executive officers as of the Date of Termination (including any tail coverage policies, if applicable).

2.                                      Representation by Executive.  Executive represents and warrants that, to the best of her knowledge, she has not engaged in any activities during her employment which would constitute wrongful conduct including, but not limited to, fraud, misrepresentation, violation of any federal, state or local law, or any conduct contrary to company policy.  In

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executing this General Release, the Company has relied on the representations by Executive in this Section 2 which representations are a material term of this General Release.

3.                                      Release by Company.  Except for those prospective obligations created by or arising out of the Separation Agreement or, as set forth herein, any claims by third-parties, whenever and wherever such claims may arise and regardless of whether such claims were known or unknown, suspected or unsuspected, revealed or hidden, or developed or undeveloped through the date on which the Company signs this General Release, the Company (which for purposes of this Section 3 shall include the Company and its affiliates, subsidiaries, and related entities) releases and discharges, and covenants not to sue, Executive from and with respect to any and all claims, agreements, obligations, losses, damages, injuries, demands and causes of action, known or unknown, suspected or unsuspected, arising out of or in any way connected with Executive’s employment or services as an officer with or counsel to the Company or any other occurrences, actions, omissions or claims whatsoever, known or unknown, suspected or unsuspected, which the Company now owns or holds or has at any time heretofore owned or held as against Executive up through the date on which it signs this General Release.

4.                                      Rescission.  Executive has been informed of her right to rescind this General Release by written notice to the Company within fifteen (15) calendar days after the execution of this General Release.  Executive has been informed and understands that any such rescission must be in writing and delivered to the Company by hand, or sent by mail within the 15-day time period.  If delivered by mail, the rescission must be:  (1) postmarked within the applicable period and (2) sent by certified mail, return receipt requested, to Paul McConnell, Chief Executive, Curative Health Services, Inc., Executive Tower, 61 Spit Brook Road, Nashua, NH 03060.  If Executive rescinds, this Mutual General Release shall be null and void and the Company shall have no obligations under the Separation Agreement.

5.                                      Acceptance Period; Advice of Counsel.  The terms of this General Release will be open for acceptance by Executive for a period of 21 days, during which time Executive may consider whether or not to accept this General Release.  Executive agrees that changes to this General Release, whether material or immaterial, will not restart this acceptance period.  Executive is hereby advised to seek the advice of an attorney regarding this General Release.

6.                                      Binding Agreement.  This General Release shall be binding upon, and inure to the benefit of, Executive and the Company and their respective successors and permitted assigns.

7.                                      Representation.  Executive hereby acknowledges and states that she has read this General Release.  Executive further represents that this General Release is written in language which is understandable to her, that she fully appreciates the meaning of its terms, and that she enters into this General Release freely and voluntarily.

8.                                      Governing Law.  The Executive and the Company agree that New York law shall govern the construction and interpretation of this General Release which has been negotiated by the parties.

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IN WITNESS WHEREOF, the Parties, after due consideration, have authorized, executed, and delivered this General Release.

CURATIVE HEALTH SERVICES, INC.

By:
Its: Chief Executive Officer and President
Dated:

EXECUTIVE

Nancy Lanis
Dated:

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